UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2008

Phoenix Technologies Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17111	04-2685985
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

915 Murphy Ranch Road, Milpitas, California		95035
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-570-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 30, 2008, Phoenix Technologies Ltd., a Delaware corporation ("Phoenix"), completed its acquisition of BeInSync Ltd., a company incorporated under the laws of the State of Israel ("BeInSync"). Phoenix acquired BeInSync pursuant to the terms of the Share Purchase Agreement (the "Purchase Agreement") entered into on March 26, 2008. Under the terms of the Purchase Agreement, the holders of outstanding shares and vested options of BeInSync will be entitled to receive total cash consideration of approximately $17.3 million and 191,031 shares of Phoenix common stock. Phoenix has also assumed or paid off up to $1.75 million in BeInSync liabilities. In addition, Phoenix will issue to BeInSync employees stock options to purchase 356,950 shares of Phoenix common stock pursuant to the 2008 Acquisition Equity Incentive Plan, which was recently approved by the Phoenix Board of Directors.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 2.3 to Phoenix’s quarterly report on Form 10-Q filed on April 28, 2008.

Item 7.01 Regulation FD Disclosure.

On May 1, 2008, Phoenix issued the attached press release titled "Phoenix Technologies Completes Acquisition of BeInSync." The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in this report under this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements to be filed under this Item 9.01(a) will, if required, be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Technologies Ltd.

May 1, 2008	By:	/s/ Timothy C. Chu

Name: Timothy C. Chu
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

2.3	Share Purchase Agreement dated as of March 26, 2008 by and among Phoenix Technologies Ltd., BeInSync Ltd., the Shareholders of BeInSync Ltd. and Tal Barnoach (as Representative). (Incorporated by reference from the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008, filed on April 28, 2008.)
99.1	Press release dated May 1, 2008 announcing closing of BeInSync acquisition.